SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549


                                      FORM 8-K


                    Current Report Pursuant To Section 13 or 15(d) of
                          the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):  December 17, 2001

                                LEHMAN ABS CORPORATION
           (as Depositor under the Pooling and Servicing Agreement, dated as of November 1, 2001, providing for the issuance of Home Equity Loan Asset-Backed Certificates, Series 2001-1.)


                  LEHMAN ABS CORP LEHMAN HOME EQUITY LOAN TRUST 2001-1
                 (Exact name of Registrant as specified in its Charter)


                                        DELAWARE
                     (State or Other Jurisdiction of Incorporation)

               333-58390-02                      13-3447441
          (Commission File Number)        (I.R.S. Employer Identification No.)


          101 HUDSON STREET
           JERSEY CITY, NJ                             070332
          (Address of principal executive offices)     (Zip Code)


          Registrant's Telephone Number, Including Area Code:  (201) 524-2000


     Item 5.  Other Events

     Attached hereto is a copy of the Monthly Remittance Statements to the Certificateholders which was derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.


     Item 7.  Financial Statement and Exhibits

     Exhibits:  (as noted in Item 5 above)

     Monthly Remittance Statement to the Certificateholders dated as of December 17, 2001.



                                     SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  Bankers Trust Company of California, N.A., not in its individual capacity, but solely as a duly authorized agent of the Registrant pursuant to the Pooling and Servicing Agreement, dated as of November 1, 2001.


          Date:  January 15, 2002           By:  /s/ Judy L. Gomez
                                            Judy L. Gomez
                                            Assistant Vice President


                                   EXHIBIT INDEX

          DOCUMENT

          Monthly Remittance Statement to the Certificateholders dated as of December 17, 2001.






                              Home Equity Loan Asset-Backed Certificates  Seri
>es 2001-1
                              Home Equity Loan Asset-Backed Certificates
                              December 17, 2001 Distribution
                                 Contents
                                                            TABLE OF CONTENTS

>                                                                  Page
                                                                       1. Cont
>ents                                                                1
                                                                       2. Cert
>ificate Payment Report                                              2
                                                                       3. Coll
>ection Account Report                                               4
                                                                       4. Cred
>it Enhancement Report                                               7
                                                                       5. Coll
>ateral Report                                                       8
                                                                       6. Deli
>nquency Report                                                     11
                                                                       7. REO
>Report                                                             12
                                                                       8. Fore
>closure Report                                                     13
                                                                       9. Prep
>ayment Report                                                      14
                                                                      10. Prep
>ayment Detail Report                                               17
                                                                      11. Real
>ized Loss Report                                                   18
                                                                      12. Real
>ized Loss Detail Report                                            21
                                                                      13. Trig
>gers, Adj. Rate Cert. and Miscellaneous Report                     22
                                                                      14. Othe
>r Related Information                                              23
                                                                      15. Addi
>tional Certificate Report                                          24
                                                                          Tota
>l Number of Pages
> 24
                                                             CONTACTS
                                                                           Adm
>inistrator:   Joi Z Fazeli
                                                                           Dir
>ect Phone Number:   (714)247-6264
                                                                           Add
>ress:   Deutsche Bank

>             1761 E. St. Andrew Place, Santa Ana, CA 92705
                                                                           Web
> Site:   http://www-apps.gis.deutsche-bank.com/invr
                                                                           Fac
>tor Information:   (800) 735-7777
                                                                           Mai
>n Phone Number:   (714) 247-6000
               ISSUANCE INFORMATION
                              Seller:                      Home Loan and Inves
>tment                                                   Cut-Off Date:
>    November 1, 2001
                              Certificate Insurer:         AMBAC Indemnity Cor
>poration                                                Closing Date:
>     November 20, 2001
                              Servicer(s):                 Home Loan and Inves
>tment                                                   First Payment Date:
>December 17, 2001
                              Underwriter(s):              Lehman Brothers Sec
>urities Corporation                                     Distribution Date:
>   December 17, 2001

>                                                        Record Date:
>     December 14, 2001

>                          Page 1 of 24
>           COPYRIGHT 2001 Deutsche Bank
                                                               HISTORICAL DATA
> - STATEMENT 1 GROUP TOTAL
                                                                       1
                                                               issue_idperiod
>       t_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_
>3t_del_4t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for
>_3
                                                                HL0101  200112
>        0       0152916.3       0       0       0       0       2       0
> 0       0       0       0       0       0       0       0       0       0
>  0
                                                               HISTORICAL DATA
> - STATEMENT 1 GROUP 1
                                                                       0
                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2t_del_
>3t_del_4t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for
>_3
                                                               HISTORICAL DATA
> - STATEMENT 1 GROUP 2
                                                                       0
                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1t_del_2 t_del_
>3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1t_for_2 t_for
>_3
                                                               HISTORICAL DATA
> - STATEMENT 1 GROUP 3
                                                                       0
                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1t_del_2 t_del_
>3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1t_for_2 t_for
>_3
                                                               HISTORICAL DATA
> - STATEMENT 1 GROUP 4
                                                                       0
                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1t_del_2 t_del_
>3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1t_for_2 t_for
>_3

>
>                                         0                               0
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1t_reo_2 t_reo_ >3t_reo_4t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
       0       0       0       0       0       0       0       0       0
>0       0       0       0       0       0       0       0       0       0
> 0      0152916.3       2       0       0       0       0       0      051264
>809
t_for_4t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
t_for_4t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
t_for_4t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
t_for_4t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
                                                                      23
>0       0                                                         255.769
>                                                 0       0     0.00305807
                        52063.53 118520623298.67       0       0      23
>0       0                                                         255.768
>                                                 0
                                                               t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat  was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
50004240     963     94052063.53 118520623298.67       0       0      23
>0       0  537.0220742.33  333.41 5344577 5088253 5011356   231255.76888.2292
>18       00.1042540.104254       0       0       0       0    0.003058067

>
>                                                         0              0
                               0       0       0       0       0       0
>0       0
>                                                 0
                                                               t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p

>
>                                                         0              0
                               0       0       0       0       0       0
>0       0
>                                                 0
                                                               t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p

>
>                                                         0              0
                               0       0       0       0       0       0
>0       0
>                                                 0
                                                               t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p

>
>                                                         0              0
                               0       0       0       0       0       0
>0       0
>                                                 0
                                                               t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
              0        0.00305807       0       0       0                  0.1
>05
                                                        0                  0.1
>04
                                         BankruptREO     Total   Total   Total
>
>           Total                   Total           Total
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0       0.003058067       0       0      0  Dec-0150.004240.1042
>54                                                0.0235980.976402
>   0.0235980.249164                0.2491648.22921815.13896
              0                 0       0       0       0
                                         BankruptREO     Group I Group I Group
>I
>           Group I                 Group I         Group I
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa1or 2 padel_totafor_totabnk_totareo_tota1MSMM (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0                 0       0       0       0
                                         BankruptREO
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0                 0       0       0       0
                                         BankruptREO
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0                 0       0       0       0
                                         BankruptREO
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA

>
>                                  Printing Pages        Starting# Pages # Pag
>es
Total   Total
>
>                         1       1Contents                       1       1
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA  12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity                      2       2Certificate Payment Repo       2       2
>  0
15.138961208.505       0       1                       0       0
>        0       0                       0
>                         3       3Collection Account Repor       4       3
>  0

>
>                         4       4Credit Enhancement Repor       7       1

>
>                         5       5Collateral Report              8       3
>  0

>
>                         6       6Delinquency Report            11       1
>  0

>
>                         7       7REO Report                    12       1

>
>                         8       8Foreclosure Report            13       1

>
>                         9       9Prepayment Report             14       3
>  0

>
>                        10      10Prepayment Detail Report      17       1

>
>                        11      11Realized Loss Report          18       3
>  0

>
>                        12      12Realized Loss Detail Rep      21       1

>
>                        13      13Triggers, Adj. Rate Cert      22       1

>
>                        14      14Other Related Informatio      23       1

>
>                        15      15Additional Certificate R      24       1

>
>                        16        Historical Certificate Payment Report

>
>                        17        Credit Ratings

>
>                  Total   Total   Total Number of Pages         24
Group I Group I                                         Group I
>         Group I                         Group I
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA  3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA  3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA  3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA  3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
# Pages Total # # Standard Pgs per Report
               1               1
       0       2       2       1
       0       3       3       1
               1       1       1
       0       3       3       1
       0       1       1       1
               1               1
               1               1
       0       3       3       1
               1               1
       0       3       3       1
               1               1
               1       1       1
               1               1
               1       1       1
               0               0
               0               0
              24
>                         7       7REO Report                    18       1

>
>                         8        Foreclosure Report                     0

>
>                         9       8Prepayment Report             19       3
>  0

>
>                        10       9Prepayment Detail Report      22       1

>
>                        11      10Realized Loss Report          23       3
>  0

>
>                        12      11Realized Loss Detail Rep      26       1

>
>                        13      12Triggers, Adj. Rate Cert      27       1

>
>                        14        Other Related Information              0

>
>                        15        Additional Certificate Report          0

>
>                        16        Historical Certificate Payment Report

>
>                        17        Credit Ratings

>
>                  Total   Total   Total Number of Pages         27
Group 1 Group 1                                         Group 1
>         Group 1                         Group 1
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA  3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
3.383911225.4496       0       1                       0       0
>        0       0                       0
3.004933122.9599       0       1                       0       0
>        0       0                       0
Group 2 Group 2                                         Group 2
>         Group 2                         Group 2
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR 1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
30.18212901.1974       0       1                       0       0
>        0       0                       0
       0       0       0       1                       0       0
>        0       0                       0
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR 1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR 1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
# Pages Total # # Standard Pgs per Report
               1               1
       0       6       2       1
       0       3       3       1
               1       1       1
       0       3       3       1
       0       3       1       1
               1               1
               0               0
       0       3       3       1
               1               1
       0       3       3       1
               1               1
               1       1       1
               0               0
               0       1       0
               0               0
               0               0
              27